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                                                                     Exhibit 21.
                        Subsidiaries of the Registrant


BURLINGTON NORTHERN SANTA FE CORPORATION

BNSF Acquisition, Inc. (DE)                                                 100%
Burlington Northern Santa Fe British Columbia, Ltd. (DE)                    100%
The Burlington Northern and Santa Fe Railway Company (DE)                   100%
     Alameda Belt Line (CA)                                                  50%
     The Belt Railway Company of Chicago (IL)                              16.6%
     BN Leasing Corporation (DE)                                            100%
     The Burlington Northern and Santa Fe Railway
       Company de Mexico, S.A. de C.V. (Mexico)                              50%
     Burlington Northern Dock Corporation (DE)                              100%
     Burlington Northern International Services, Inc. (DE)                  100%
         The Burlington Northern and Santa Fe Railway
           Company de Mexico, S.A. de C.V. (Mexico)                          50%
     Burlington Northern (Manitoba) Limited (Manitoba)                      100%
     Burlington Northern - Mexico Inc. (DE)                                 100%
     Burlington Northern Railroad Holdings, Inc. (DE)                       100%
     Burlington Northern Relocation Services Inc. (TX)                      100%
     Burlington Northern Santa Fe Manitoba, Inc. (DE)                       100%
     Burlington Northern Worldwide, Inc. (DE)                               100%
     Camas Prairie Railroad Company (OR)                                     50%
     Central California Traction Company (CA)                              33.3%
     Constellation 130, Inc. (CA)                                           100%
     The Dodge City and Cimarron Valley Railway Company (KS)                100%
     Electro Northern, Inc. (DE)                                            100%
     The Gulf and Inter-State Railway Company of Texas (TX)                 100%
     Houston Belt & Terminal Railway Company (TX)                            50%
     INB Corp. (NV)                                                         100%
     Iowa Transfer Railway Company (IA)                                      25%
     Kansas City Terminal Railway Company (MO)                               25%
     Limited Partnership Management, Inc. (DE)                              100%
     Longview Switching Company (WA)                                         25%
     Los Angeles Junction Railway Company (CA)                              100%
     Metrovias S.A. (Argentina)                                            16.6%
     Midwest/Northwest Properties Inc. (DE)                                 100%
     M-R Holdings Acquisition Company (DE)                                  100%
     M T Properties, Inc. (MN)                                             37.8%
     Northern Radio Limited (British Columbia)                              100%
     The Oakland Terminal Railway (CA)                                       50%
     Oklahoma City Junction Railway Company (OK)                            100%
     Paducah & Illinois Railroad Company (KY)                              33.3%
     Pine Canyon Land Company (DE)                                          100%
     Portland Terminal Railroad Company (OR)                                 40%
     Rio Grande, El Paso and Santa Fe Railroad Company (TX)                 100%
     Santa Fe Forwarding Company (DE)                                       100%
     Santa Fe Pacific Insurance Company (VT)                                100%
     Santa Fe Pacific Railroad Company (Act of Congress)                    100%
     Santa Fe Rail Equipment Company (DE)                                   100%
     Santa Fe Receivables Corporation (DE)                                  100%
     Santa Fe Terminal Services, Inc. (DE)                                  100%
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     SFP Pipeline Holdings, Inc. (DE)                                       100%
         Santa Fe Pacific Pipelines, Inc. (DE)                              100%
     Star Lake Railroad Company (DE)                                        100%
     St. Joseph Terminal Railroad Company (MO)                               50%
     Sunset Communications Company (DE)                                     100%
     Sunset Railway Company (CA)                                             50%
     Terminal Railroad Association of St. Louis (MO)                       14.3%
     Texas City Terminal Railway Company (TX)                              33.3%
     Trenes de Buenos Aires S.A.                                           16.6%
     TTX Company (DE)                                                        17%
     Walker-Kurth Lumber Company (TX)                                       100%
     Western Fruit Express Company (DE)                                     100%
     The Wichita Union Terminal Railway Company (KS)                       66.6%
     Winona Bridge Railway Company (MN)                                     100%
     The Zia Company (DE)                                                   100%